Pax World Funds Series Trust I

Pax Mid Cap Fund

May 15, 2019
Supplement to the Prospectus dated May 1, 2019

On May 7, 2019, the Pax World Funds Series Trust I’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) with respect to the Pax Mid Cap Fund (the “Fund”), pursuant to which the Fund is expected to be liquidated and terminated on or about July 15, 2019 (the “Liquidation Date”).

In anticipation of the Fund’s liquidation, the Fund will cease the sale of shares to new shareholders upon the close of business on May 17, 2019; however, shares of the Fund may continue to be offered through intermediaries that currently have a relationship with the Fund and to current shareholders having accounts directly with the Fund.

Existing shareholders of the Fund may redeem or exchange their shares for shares of the same class of other Pax World Funds at any time prior to the Liquidation Date as described under “How to Exchange Shares” in the Fund’s Prospectus.

The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. From the date of this Supplement through the Liquidation Date (the “Liquidation Period”), the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

During the Liquidation Period, the Adviser has agreed to cap the Fund’s expenses at an annual rate of 0.93% and 1.18% of the average daily net assets of Institutional Class and Investor Class shares, respectively.

PAX-SUP51519